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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         November 13, 1998                               November 2, 1998
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                                                       (Date of earliest
                                                         event reported)



                            PUGET SOUND ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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                          Commission File Number 1-4393
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Washington                                                          91-0374630
(State or other jurisdiction of                                  (IRS Employer
incorporation or organization)                             Identification No.)

            411 - 108th Avenue N.E., Bellevue, Washington 98004-5515
                    (Address of principal executive offices)

                                 (425) 454-6363
              (Registrant's telephone number, including area code)


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ITEM 5:  OTHER EVENTS

     On November 2, 1998, Puget Sound Energy, Inc. (the "Company") announced that it had entered into a definitive Asset Purchase Agreement (the "Agreement") with PP&L Global, Inc., ("PP&L Global"), a subsidiary of PP&L Resources, Inc., a utility holding company headquartered in Pennsylvania, in which PP&L Global agreed to purchase for cash the Company's interest in the Colstrip coal-fired generating plant located in Montana representing approximately 736 MW of capacity and related high-voltage transmission lines.

     The sales price is expected to be $549 million  before taxes and  expenses.
The  net  book  value  of  these  assets  and  related   regulatory  assets  is
approximately $464 million.

     In two related transactions, PP&L Global agreed to purchase from The Montana Power Company its generation assets, including its interest in the Colstrip plant, totaling approximately 1,556 MW, and from Portland General Electric Company, its interests in the Colstrip plant totaling approximately 322 MW.

     These sales are subject to the  satisfaction of various  conditions and the
receipt  of  required  regulatory   approvals.   The  Company  anticipates  this
transaction will be completed by the end of 1999.

     This Form 8-K  contains  forward-looking  statements  within the meaning of
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 at
Item 7, "Management's Discussion and Analysis of Financial Conditions and Results of Operations." Forward-looking statements are all statements other than statements of historical fact, including without limitation those that are identified by the use of the words "expects," "believes," "anticipates" and similar expressions.

ITEM 7: EXHIBITS

       Exhibit
       Number              Description
       -------             -----------
       2a                  Asset Purchase Agreement
       99a                 Press Release


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PUGET SOUND ENERGY

  Date:November 13, 1998                        By:

                                                      James W. Eldredge
                                               --------------------------------
                                               James W. Eldredge
                                               Corporate Secretary & Controller